[LOGO]
                                                      MANAGED BY
          [LOGO]                                      EQUITILINK
         THE FIRST                                   INTERNATIONAL
       COMMONWEALTH                                   MANAGEMENT
        FUND, INC.                                      LIMITED
--------------------------------------------------------------------------------
Quarterly Report July 31, 2000

Highlights

o 9.7% cash distribution rate for the previous 12 months, based on a share price of $9.25 on July 31, 2000

o     88.7% invested in securities rated or deemed equivalent to AA/Aa or better

o     5.8% of total assets invested in Asian debt securities

                               [GRAPHIC OMITTED]

                               www.equitilink.com

                                   NYSE - FCO

                       Managed by EquitiLink International
                               Management Limited

                     Advised by EquitiLink Australia Limited

                      ALL AMOUNTS ARE IN US DOLLARS UNLESS
                                OTHERWISE STATED
                                                          letter to Shareholders
================================================================================

                                                              September 14, 2000

Dear Shareholder,

      We present this Quarterly Report which covers the activities of The First Commonwealth Fund, Inc. (the "Fund") for the three months ended July 31, 2000. Included in this report is a review of the Australian, Canadian, New Zealand, United Kingdom and selected Asian economies and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International Management Limited.

High Credit Quality: 88.7% of securities rated or deemed equivalent to AA/Aa or better

      The Fund has maintained its high credit quality. Over 88% of assets are rated AA/Aa or better, or are considered of equivalent quality by the Investment Manager. An additional 7.9% is held in A rated securities.

Distributions: 9.7% annual cash distribution rate

      Distributions paid to common shareholders for the year to July 31, 2000 totaled 90 cents per share. Based on the share price of $9.25 on July 31, 2000, the cash distribution rate over the last 12 months was 9.6%. Since all distributions are paid after deducting applicable foreign withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a foreign tax credit.

      On March 17, 2000, the Board of Directors announced a 7.0 cent per share monthly distribution. It is the Board's intention that the monthly distribution be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next scheduled review to take place in December 2000. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Investment Performance: 6.3% per annum return since inception

      Since inception, the Fund's Net Asset Value (NAV) has returned 6.3% per annum to July 31, 2000. However, over the three months to July 31, 2000 the Fund's NAV returned -1.0%, which was primarily due to the strength of the US dollar against the Commonwealth currencies.

      Commonwealth bond markets generally strengthened during the period, due to the countries' late stage of maturity in the growth cycle. Australian and New Zealand bond yields fell from 6.39% to 6.24% and from 7.03% to 6.71% respectively, as both countries are likely to experience moderating growth in the second half of the year. Canadian yields also fell from 6.17% to 5.89%. UK bond yields were virtually unchanged, however, shifting from 5.21% to 5.22%. The Fund's modest move into Asian bond markets had a positive contribution to the overall performance of the Fund.

                                               The First commonwealth Fund, Inc.
================================================================================

Asian Investments: 5.8% of total assets invested in Asian debt securities

      As at July 31, 2000, 5.8% of the Fund's total assets are held in Asian debt securities, a sector which presents attractive opportunities. The Fund's ability to increase its investment in Asian markets remains constrained by currency repatriation issues.

      For information about the Fund, including weekly updates of share price, NAV, and details of recent distributions, contact EquitiLink USA, Inc. Investor Relations, by:

      o     calling toll free 1-800-552-5465 or 1-212-968-8800 in the United
            States,

      o     email to InvestorRelations@equitilinkny.com, or

      o     visiting the website at www.equitilink.com.

Yours sincerely,


/s/ Brian M. Sherman          /s/ Laurence S. Freedman         [LOGO]
                                                              THE FIRST
Brian M. Sherman              Laurence S. Freedman          COMMONWEALTH
Chairman                      President                       FUND, INC.

================================================================================
      Your Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

      The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the US dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

      Therefore the exact amount of distributable income for each fiscal year can only be determined as at the end of the Fund's fiscal year, October 31.

      However, under the U.S. Investment Company Act of 1940, the Fund is required to indicate the source of each distribution to shareholders.

      The Fund estimates that distributions year to date, including the distribution paid on September 15, 2000 are made up of 73% net investment income, 17% realized capital gains, and 10% return of paid-in capital.

      This estimated distribution composition will vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

      In January 2001, a Form 1099 DIV will be sent to shareholders which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment.
================================================================================

Dividend Reinvestment and Cash Purchase Plan   The First Commonwealth Fund, Inc.
================================================================================

      We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan ("the Plan") which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month. As a participant in the Plan, you will have the convenience of:

      Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

      Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates. Brokerage on share purchases was reduced from 5 cents to 2 cents per share;

      Convenience--the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

      To request a brochure containing information on the Plan, together with an authorization form, please contact the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266, or toll-free on 1-800-426-5523.

Report of the Investment Manager               The First Commonwealth Fund, Inc.
================================================================================

Distributions

      Distributions paid for the 12 month period ended July 31, 2000 totalled 90 cents per share. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. On March 17, 2000, the Board of Directors announced a 7.0 cent per share monthly distribution. It is the Board's intention that the monthly distributions be maintained until March 2001, subject to regular review at the Board's quarterly meetings, having regard to market conditions, with the next review to take place in December 2000.

      Based upon the July 31, 2000 share price of $9.25, and total distributions of 90 cents per share paid over the 12 months ended July 31, 2000, the Fund provided a cash distribution rate of 9.7%. Since all distributions are paid after deducting applicable foreign withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a foreign tax credit.

Net Asset Value (NAV) Performance

      The Fund's NAV per share at July 31, 2000 was $10.99. The Fund's NAV returned -1.0% over the three months to July 31, 2000. The strength of the US dollar against the Commonwealth currencies detracted from the Fund's performance.

      Bond yields fell in Australia, New Zealand and Canada over the quarter, while UK bond yields were virtually unchanged. The Fund's modest move into Asian bond markets had a positive contribution to the overall performance of the Fund.

      Since inception, the Fund's NAV has returned 6.3% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $10.51 per share.

Share Price Performance

      As of July 31, 2000, the Fund's share price as quoted on the New York Stock Exchange was $9.25, which represented a discount of 15.8% to the NAV. At the date of this report, the share price was $9.12, representing a discount of 13.2% to NAV.

Report of the Investment Manager (concluded)   The First Commonwealth Fund, Inc.
================================================================================

Auction Market Preferred Stock (AMPS)

      The Fund's $30 million of AMPS continued to be well bid at the weekly auctions. The average interest rate paid was 6.49% over the quarter, compared with the 30-day commercial paper rate of 6.52% over the same period.

      The Fund is a leveraged Fund. However, in recent times the US dollar has strengthened against virtually all other currencies in the world and official cash interest rates in the United States have risen to levels that exceed many of those found in the Commonwealth countries. This has resulted in a negative impact for common shareholders.

      The Manager expects that in the medium to longer term this situation will rectify itself and that the AMPS will contribute positively.

Portfolio Composition                          The First Commonwealth Fund, Inc.
================================================================================

GEOGRAPHIC COMPOSITION

      The table below shows the geographic composition of the Fund's total investments as of July 31, 2000, compared with the previous quarter and twelve months:

    TABLE 1: THE FIRST COMMONWEALTH FUND, INC.--GEOGRAPHIC ASSET ALLOCATION

--------------------------------------------------------------------------------
                                  July 31, 2000   April 30, 2000  July 31, 1999
                                        %               %               %
--------------------------------------------------------------------------------
Australia                              23.8            24.2            24.3
--------------------------------------------------------------------------------
Canada                                 35.1            33.3            29.2
--------------------------------------------------------------------------------
New Zealand                             3.3             3.6             8.1
--------------------------------------------------------------------------------
United Kingdom                         29.9            31.5            32.1
--------------------------------------------------------------------------------
United States*                          2.1             1.5             0.1
--------------------------------------------------------------------------------
Asia                                    5.8             5.9             6.2
--------------------------------------------------------------------------------
Total Portfolio                       100.0           100.0           100.0
--------------------------------------------------------------------------------

* It is the policy of the Manager to maintain a portion of the Fund's investments in US short-term securities to cover distributions and expenses.

CURRENCY COMPOSITION

      The table below shows the currency composition of the Fund's total investments as of July 31, 2000, compared with the previous quarter and twelve months:

      TABLE 2: THE FIRST COMMONWEALTH FUND, INC.--CURRENCY ASSET ALLOCATION

--------------------------------------------------------------------------------
                                  July 31, 2000   April 30, 2000  July 31, 1999
                                        %               %               %
--------------------------------------------------------------------------------
Australian Dollar                      23.8           24.2           24.3
--------------------------------------------------------------------------------
Canadian Dollar                        35.1           33.3           29.2
--------------------------------------------------------------------------------
New Zealand Dollar                      3.3            3.6            8.1
--------------------------------------------------------------------------------
British Pound                          29.9           31.5           32.1
--------------------------------------------------------------------------------
United States Dollar*                   4.7            4.3            2.2
--------------------------------------------------------------------------------
Asian Currencies                        3.2            3.1            4.1
--------------------------------------------------------------------------------
Total Portfolio                       100.0          100.0          100.0
--------------------------------------------------------------------------------

*     Includes Asian Yankee bond investments.

Portfolio Composition (continued)              The First Commonwealth Fund, Inc.
================================================================================

MATURITY COMPOSITION

      As of July 31, 2000, the average maturity of the Fund's assets was 8.5 years, decreased from 9.2 years three months ago. The Fund's duration was 5.5 years as of July 31, 2000. The table below shows the maturity composition of the Fund's total investments as of July 31, 2000:

          TABLE 3: THE FIRST COMMONWEALTH FUND, INC.--MATURITY ANALYSIS

--------------------------------------------------------------------------------
                     Less than 1 year     1-5 years   5-10 years   Over 10 years
                           %                  %           %             %
--------------------------------------------------------------------------------
Australia                  5.0               48.8        36.3           9.9
--------------------------------------------------------------------------------
Canada                    28.3               24.1        11.6          36.0
--------------------------------------------------------------------------------
New Zealand               32.2               43.1        24.7            --
--------------------------------------------------------------------------------
United Kingdom            12.5               31.2        21.2          35.1
--------------------------------------------------------------------------------
United States            100.0                 --          --            --
--------------------------------------------------------------------------------
Asia                       3.6               29.5        44.6          22.3
--------------------------------------------------------------------------------
Total Portfolio           18.5               32.6        22.0          26.9
--------------------------------------------------------------------------------

SECTORAL COMPOSITION

      The table below shows the sectoral composition of the Fund's total investments as of July 31, 2000:

        TABLE 4: THE FIRST COMMONWEALTH FUND, INC.--SECTORAL COMPOSITION

---------------------------------------------------------------------------------------
                                    Provincial/    Utilities/
                        Sovereign     State      Supranational   Corporate    Cash or
                       Govt. Bonds    Bonds          Bonds         Bonds     Equivalent
                            %           %              %             %           &
---------------------------------------------------------------------------------------
Australia                 10.3         9.8            1.0           2.1         0.6
---------------------------------------------------------------------------------------
Canada                    21.6         5.8            0.5           1.8         5.4
---------------------------------------------------------------------------------------
New Zealand                0.3          --            1.8           0.5         0.7
---------------------------------------------------------------------------------------
United Kingdom            18.3          --            2.9           5.3         3.4
---------------------------------------------------------------------------------------
United States               --          --             --            --         2.1
---------------------------------------------------------------------------------------
Asia                       1.0          --            0.1           3.0         1.7
---------------------------------------------------------------------------------------
Total Portfolio           51.5        15.6            6.3          12.7        13.9
---------------------------------------------------------------------------------------

Portfolio Composition (concluded)              The First Commonwealth Fund, Inc.
================================================================================

QUALITY OF INVESTMENTS

      As of July 31, 2000, 88.7% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least "AA" by Standard & Poor's Ratings Group or "Aa" by Moody's Investors Service, Inc. or, if unrated, were judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund's investments as of July 31, 2000.

            TABLE 5: THE FIRST COMMONWEALTH FUND, INC.--ASSET QUALITY

---------------------------------------------------------------------------------------------------------
                         AAA/Aaa        AA/Aa             A           BBB/Baa        BB/Ba*          B/B*
                            %               %             %               %              %              %
---------------------------------------------------------------------------------------------------------
Australia                 77.6           20.2            2.2             --             --             --
---------------------------------------------------------------------------------------------------------
Canada                    16.9           76.0            7.1             --             --             --
---------------------------------------------------------------------------------------------------------
New Zealand               32.2           52.6           15.2             --             --             --
---------------------------------------------------------------------------------------------------------
United Kingdom            63.4           24.2           12.4             --             --             --
---------------------------------------------------------------------------------------------------------
United States            100.0             --             --             --             --             --
---------------------------------------------------------------------------------------------------------
Asia                       8.6             --           12.3           32.4           26.4           20.3
---------------------------------------------------------------------------------------------------------
Total Portfolio           47.6           41.1            7.9            1.4            1.1            0.9
---------------------------------------------------------------------------------------------------------

*     Below Investment Grade.

Market Review and Outlook                      The First Commonwealth Fund, Inc.
================================================================================

Australia

      The Australian economy has now experienced nine years of continuous growth at an average rate of just over 4.0% per annum, which compares favorably with other developed countries. Despite historically low levels of unemployment, the absence of strong wage pressures has helped contain inflation. This pattern of solid growth and benign inflation is expected to prevail in the near-term.

      The combination of solid domestic growth with low inflation has had a positive impact on the bond market in 2000. However Australian bond yields continued to be influenced by US Treasuries, and declined progressively over the period. The benchmark ten-year government bond rate closed at 6.24% on July 31, 2000, a fall from 6.39% on April 30, 2000.

      The Australian dollar weakened slightly against the US dollar in the three months to July 31, 2000, falling 0.55% to US58.1 cents. Australian official cash interest rates remained below those in the US over the period, which was reflected in the US dollar's relative strength. Despite strong global demand for commodities, which generally benefits currencies of exporters such as Australia, this was insufficient to counter the prevailing strength of the US dollar. Continued global growth is expected to support the Australian dollar in the coming months, through the sustained demand for commodities. In addition, the Olympics may provide a boost to tourism and have a positive impact on the currency.

      The Fund's exposure to Australia was slightly reduced to 23.8% of the portfolio.

Canada

      Economic growth in Canada remains robust, with a second quarter rise in GDP of 4.8% year-on-year. Lagging indicators suggest that this level of expansion may be sustained for the duration of the year. The unemployment rate has fallen to a 24-year low of 6.6% and inflation has remained well contained at just 1.5% over the year. Monetary policy was tightened by 0.5% in mid-May, in line with official cash interest rate movements in the US.

      The Canadian currency appreciated against the other Commonwealth currencies over the three months to July 31, 2000, largely due to its superior economic performance. The Canadian dollar was relatively stable against the US dollar, finishing the quarter at US67.3 cents.

      The Fund's exposure to the Canadian markets increased from 33.3% to 35.1%.

New Zealand

      New Zealand's economic data released over the three months to July 31, 2000 was generally softer than anticipated. GDP is expected to have moderated from the robust 5.5% pace recorded in the first quarter of the year. Consumer and business confidence has declined, which may be partly attributable to higher interest rates. The Reserve Bank of New Zealand raised official cash interest rates by 0.5% in mid-May, following the lead of the US. Tentative signals of mounting inflationary pressures and a rebound in growth may cause further rate rises in the second half of 2000.

      The New Zealand dollar weakened the most of the Commonwealth currencies over the three months to July 31, 2000, to close 6.3% lower to US45.5 cents. Exposure to New Zealand was decreased marginally from 3.6% to 3.3% over the period.

Market Review and Outlook (concluded)          The First Commonwealth Fund, Inc.
================================================================================

United Kingdom

      There was no change in monetary policy in the UK over the three months to July 31, 2000, as potential sources of price pressure eased over the period. Notably, average earnings growth moderated to 4.0%, which is below the 4.5% target set by the Bank of England (BoE). Housing inflation, which had risen sharply earlier in the year, also declined considerably.

      The most recent inflation report from the central bank, however, revealed its expectations of a possible rise in inflation over the medium term, largely as the result of exchange rate weakness and strong economic data. A rise in the cost of imported goods due to a weaker currency also may result in inflationary pressures, which may prompt the BoE to raise official cash interest rates later in the year.

      The US dollar appreciated by 4.3% against the British pound over the three months to July 31, 2000, and the pound closed at US$1.50.

      The Fund's exposure to the UK markets decreased over the period, from 31.5% to 29.9%.

Asia

Domestic and Yankee (US$ denominated) bonds

      Asian domestic bond markets have had a mixed performance over the past three months, which was largely dependent on the relative stages of economic progress between the countries. South Korea's 5-year benchmark bond yield has fallen by 1.00% over the period to 8.28%, while Malaysia's decreased by 0.09% to 5.77%. The Philippines', in contrast, has risen by 0.17%, to 14.57%, and Singapore's increased by 0.39% to 4.53%. At July 31, 2000, the Fund held 5.8% of its portfolio in Asian domestic bonds.

      Yankees have had a mixed performance over the three months to July 31, 2000. Although the Philippines benchmark bond yield rose from 10.43% to 11.14% over the period, yields fell for Korean and Thai bonds by 0.12% and 0.10%, respectively, to 8.20% and 8.00%. As at July 31, 2000, the Fund held 2.6% of its total assets in Yankees.

Currencies

      The continuing strength of the US economy has seen the US dollar perform strongly against most Asian currencies. The exception was the Malaysian ringgit which is pegged to the US dollar. Asian currency exposure as a whole was increased from 3.1% to 3.2% during the period.

Summary of Key Rates                           The First Commonwealth Fund, Inc.
================================================================================

      The following table summarizes the movements of key interest rates and currencies over the last three and twelve month periods.

--------------------------------------------------------------------------------
                                   July 31, 2000   April 30, 2000  July 31, 1999
--------------------------------------------------------------------------------
Australia
   90 day bank bills                   6.35%             6.24%          4.91%
   10 year bonds                       6.24%             6.39%          6.24%
   Australian Dollar                 $ 0.58            $ 0.58          $0.65
Canada
   90 day bank bills                   5.65%             5.50%          4.73%
   10 year bonds                       5.89%             6.17%          5.72%
   Canadian Dollar                   $ 0.67            $ 0.68          $0.66
New Zealand
   90 day bank bills                   6.87%             6.66%          4.75%
   10 year bonds                       6.71%             7.03%          6.63%
   NZ Dollar                         $ 0.45            $ 0.49          $0.53
United Kingdom
   90 day bank bills                   5.90%             6.01%          4.81%
   10 year bonds                       5.22%             5.21%          5.34%
   British Pound                     $ 1.50            $ 1.57          $1.62
South Korea
   90 day bank bills                   7.38%             7.37%          7.52%
   5 year bonds                        8.28%             9.28%          8.81%
   South Korean Won*                 W 1117            W 1108          W1204
Thailand
   90 day bank bills                   3.38%             3.50%          3.25%
   10 year bonds                       5.65%             6.95%          7.74%
   Thai Baht*                        B   41            B   38          B  37
Philippines
   90 day bank bills                   9.21%             8.80%          9.56%
   10 year bonds                      14.57%            14.40%          5.00%
   Philippines Peso*                 P   45            P   41          P  39
Malaysia
   90 day bank bills                   3.25%             2.85%          3.75%
   10 year bonds                       5.77%             5.86%          5.90%
   Malaysian Ringgit*                R  3.8            R  3.8          R 3.8
Singapore
   90 day bank bills                   2.26%             2.17%          1.23%
   10 year bonds                       4.53%             4.14%          4.47%
   Singapore Dollar*                S$ 1.73           S$ 1.71         S$1.68
US$ Yankee Bonds**
   South Korea                         8.20%             8.32%          8.41%
   Thailand                            8.00%             8.10%          8.37%
   Philippines                        11.14%            10.43%          9.29%

* These currencies are quoted Asian currency per US dollar. The Australian, New Zealand, Canadian dollars and British pound are quoted US dollars per currency.

**    Ten-year sovereign issues.

EquitiLink International Management Limited

September 2000

Portfolio of Investments July 31, 2000         The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------
Principal Amount
Local Currency (a)                               Value
     (000)              Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--89.2%
               AUSTRALIA--24.0%
               Government Bonds--10.6%
               Commonwealth of Australia,
A$     1,500     12.00%, 11/15/01 ..........  $   927,829
       3,000     10.00%, 10/15/02 ..........    1,866,530
       2,000     9.50%, 8/15/03 ............    1,258,225
       1,000     10.00%, 2/15/06 ...........      677,428
       2,600     10.00%, 10/15/07 ..........    1,824,204
       2,700     8.75%, 8/15/08 ............    1,802,899
       2,500     7.50%, 9/15/09 ............    1,568,403
       2,500     6.50%, 5/15/13 ............    1,471,198
                                              -----------
                                               11,396,716
                                              -----------
               Government Banks
               Export Finance & Insurance
                 Corporation,
       3,750     11.00%, 12/29/04 ..........    2,502,379
                                              -----------
               Total Australian government
                 bonds (cost US$16,727,834)    13,899,095
                                              -----------
               Semi-Government Bonds--10.2%
               New South Wales--2.3%
               New South Wales Treasury
                 Corporation,
       2,000     8.00%, 12/01/01 ...........    1,178,773
       1,500     7.00%, 4/01/04 ............      878,878
       1,500     8.00%, 3/01/08 ............      937,140
                                              -----------
                                                2,994,791
                                              -----------
               Queensland--4.1%
               Queensland Treasury
                 Corporation,
       3,000     8.00%, 8/14/01 ............    1,761,397
       2,000     8.00%, 5/14/03 (Global) ...    1,200,853
       1,000     8.00%, 9/14/07 ............      624,130
       1,000     8.00%, 9/14/07 (Global) ...      625,511
         500     6.00%, 7/14/09 ............      277,602
       1,750     6.00%, 6/14/11 ............      964,121
                                              -----------
                                                5,453,614
                                              -----------
               South Australia--0.7%
               South Australia Finance
                 Authority,
       1,000     12.50%, 10/15/00 ..........      584,924
         500     12.50%, 5/08/01 ...........      300,907
                                              -----------
                                                  885,831
                                              -----------
               Victoria--2.6%
               State Electricity Commission
                 of Victoria,
         535     10.50%, 5/27/03 ...........      338,669
               Treasury Corporation of
                 Victoria,
       1,000     9.00%, 6/27/05 ............      630,540
       2,500     10.25%, 11/15/06 ..........    1,711,906
       1,500     5.50%, 9/15/10 ............      795,863
                                              -----------
                                                3,476,978
                                              -----------
               Western Australia--0.5%
               Western Australia Treasury
                 Corporation,
       1,000     10.00%, 7/15/05 ...........      659,741
                                              -----------
               Total Australian semi-
                 government bonds
                 (cost US$15,941,479) ......   13,470,955
                                              -----------
               Supranational--1.0%
               Eurofima,
       2,000     9.875%, 1/17/07 ...........    1,340,844
                                              -----------
               Total Australian supranational
                 bonds (cost US$1,510,331)      1,340,844
                                              -----------
               Corporate Banks--1.0%
               First Australian National
                 Mortgage Acceptance
                 Corporation, Series 22,
       1,568     11.40%, 12/15/01 ..........      957,284
               ING Mercantile Mutual
                 Bank Ltd.,
         500     7.125%, 3/13/02 ...........      289,982
                                              -----------
               Total Australian corporate
                 bank bonds
                 (cost US$1,552,470) .......    1,247,266
                                              -----------
               Corporate Non-Banks--1.2%
               Telstra Corp.,
       2,000     11.50%, 10/15/02 ..........    1,263,623
               GE Capital Australia,
         600     6.75%, 9/15/07 ............      343,303
                                              -----------
               Total Australian corporate
                 non-bank bonds
                 (cost US$2,082,120) .......    1,606,926
                                              -----------
               Total Australian long-term
                 investments
                 (cost US$37,814,234) ......   31,565,086
                                              -----------

July 31, 2000                                  The First Commonwealth Fund, Inc.
================================================================================

---------------------------------------------------------
Principal Amount
Local Currency (a)                                Value
     (000)              Description               (US$)
---------------------------------------------------------
               CANADA--30.8%
               Government Bonds--22.4%
               Canadian Government,
C$     5,500     7.50%, 3/01/01 ............  $ 3,740,775
       6,000     8.50%, 4/01/02 ............    4,199,830
       5,000     5.25%, 9/01/03 ............    3,292,901
       2,500     7.25%, 6/01/07 ............    1,800,774
       2,000     5.50%, 6/01/09 ............    1,309,331
       1,000     10.75%, 10/01/09 ..........      894,465
       3,000     10.25%, 3/15/14 ...........    2,812,838
       4,000     8.00%, 6/01/23 ............    3,408,109
       8,000     9.00%, 6/01/25 ............    7,551,251
               Canada (Cayman),
         750     7.25%, 6/01/08 ............      530,036
                                              -----------
               Total Canadian
                 government bonds
                 (cost US$31,631,452) ......   29,540,310
                                              -----------
               Semi-Government Bonds--6.0%
               British Columbia--1.8%
               Province of British Columbia,
       1,000     10.15%, 8/29/01 ...........      701,661
       2,000     9.50%, 1/09/12 ............    1,681,316
                                              -----------
                                                2,382,977
                                              -----------
               Montreal--0.5%
               Ville de Montreal,
       1,000     6.375%, 2/15/01 ...........      673,881
                                              -----------
               Ontario--2.0%
               Ontario Hydro,
         500     8.50%, 5/26/25 ............      423,436
               Province of Ontario,
       1,000     8.75%, 4/22/03 ............      716,003
       2,000     7.50%, 2/07/24 ............    1,529,021
                                              -----------
                                                2,668,460
                                              -----------
               Quebec--1.3%
               Quebec Hydro,
       1,500     7.00%, 6/01/04 ............    1,034,442
       1,000     5.95333%, 1/28/05 (b) .....      672,195
                                              -----------
                                                1,706,637
                                              -----------
               Toronto--0.4%
               Metropolitan Municipality
                 of Toronto,
         750     9.625%, 5/14/02 ...........      531,756
                                              -----------
               Total Canadian semi-
                 government bonds
                 (cost US$8,280,097) .......    7,963,711
                                              -----------
               Utilities--0.5%
               Bell Telephone Company
                 of Canada,
         500     10.50%, 7/15/09 ...........      364,335
               Tokyo Electric Power
                 Company,
         500     10.50%, 6/14/01 ...........      348,436
                                              -----------
               Total Canadian utility bonds
                 (cost US$879,374) .........      712,771
                                              -----------
               Corporate Banks--1.6%
               Bank of Nova Scotia,
       1,000     10.35%, 7/19/01 ...........      699,484
               Credit Local de France,
       1,000     6.75%, 3/21/06 ............      679,747
               Rabobank Nederland N.V.,
       1,000     9.00%, 12/22/00 ...........      680,488
                                              -----------
               Total Canadian corporate
                 bank bonds
                 (cost US$2,411,920) .......    2,059,719
                                              -----------
               Corporate Non-Banks--0.3%
               Procter & Gamble Company,
         500     10.875%, 8/15/01 ..........      351,672
                                              -----------
               Total Canadian corporate
                 non-bank bonds
                 (cost US$453,347) .........      351,672
                                              -----------
               Total Canadian long-term
                 investments
                 (cost US$43,656,190) ......   40,628,183
                                              -----------
               MALAYSIA--0.5%
               Semi-Government Bonds--0.5%
               Danamodal Nasional Berhad,
MYR    3,100     0.00%, 10/21/03 ...........      696,721
                                              -----------
               Total Malaysia long term
                 investments
                 (cost US$696,117) .........      696,721
                                              -----------
               NEW ZEALAND--2.7%
               Government Bonds--0.3%
               Canadian Government,
NZ$    1,000     6.625%, 10/03/07 ..........      434,688
                                              -----------
               Total New Zealand government
                 bonds (cost US$557,544) ...      434,688
                                              -----------

July 31, 2000                                  The First Commonwealth Fund, Inc.
================================================================================

----------------------------------------------------------
Principal Amount
Local Currency (a)                                Value
     (000)              Description               (US$)
----------------------------------------------------------
                Supranational--0.4%
                International Bank for
                  Reconstruction and
                  Development,
 NZ$    1,000     7.00%, 9/18/00 ............  $   452,726
                                               -----------
                Total New Zealand
                  supranational bonds
                  (cost US$630,424) .........      452,726
                                               -----------
                Utilities--1.5%
                Electricity Corporation of
                  New Zealand Ltd.,
        1,750     10.00%, 10/15/01 ..........      818,641
        1,000     8.00%, 2/15/03 ............      463,135
                TCNZ Finance Limited,
        1,000     9.25%, 7/01/02 ............      465,750
                Transpower Finance Ltd.,
          500     8.00%, 6/15/05 ............      233,135
                                               -----------
                Total New Zealand
                  utility bonds
                  (cost US$2,683,581) .......    1,980,661
                                               -----------
                Corporate Non-Banks--0.5%
                Housing New Zealand,
        1,500     8.00%, 11/15/06 ...........      702,035
                                               -----------
                Total New Zealand corporate
                  non-bank bonds
                  (cost US$806,899) .........      702,035
                                               -----------
                Total New Zealand long-
                  term investments
                  (cost US$4,678,448) .......    3,570,110
                                               -----------
                PHILIPPINES--0.2%
                Government Bonds--0.2%
                Philippine Government,
 PHP    4,000     11.875%, 6/10/01 ..........       89,977
        7,000     16.50%, 2/25/09 ...........      172,700
                                               -----------
                Total Philippine long-term
                  investments
                  (cost US$310,182) .........      262,677
                                               -----------
                SINGAPORE--0.2%
                Government Bonds--0.2%
                Singapore Government,
 SG$      440     4.00%, 2/01/05 ............      255,489
                                               -----------
                Total Singapore long-term
                  investments
                  (cost US$260,281) .........      255,489
                                               -----------
                THAILAND--0.5%
                Government Bonds--0.3%
                Thailand Government,
 THB    5,000     6.125%, 4/12/02 (c) .......      126,383
          550     8.25%, 10/14/03 ...........       14,903
        7,000     8.00%, 12/08/06 (c) .......      194,107
                                               -----------
                Total Thailand government
                  bonds (cost US$356,568) ...      335,393
                                               -----------
                Utilities--0.1%
                Eastern Water Resources
                  Development and
                  Management Company
                  Limited,
        4,000     9.00%, 7/22/04 (c) ........      105,933
                                               -----------
                Total Thailand utility bonds
                  (cost US$102,863) .........      105,933
                                               -----------
                Corporate Non-Banks--0.1%
                Advanced Info Service Public
                  Company Limited,
        8,000     6.50%, 3/20/03 (c) ........      195,424
                                               -----------
                Total Thailand corporate
                  non-bank bonds
                  (cost US$212,033) .........      195,424
                                               -----------
                Total Thailand long-term
                  investments
                  (cost US$671,464) .........      636,750
                                               -----------
                UNITED KINGDOM--27.6%
                Government Bonds--19.2%
                United Kingdom Treasury,
(pounds)  250     8.00%, 12/07/00 ...........      376,129
        1,000     7.00%, 11/06/01 ...........    1,510,645
        1,500     8.00%, 6/10/03 ............    2,359,915
          500     5.00%, 6/07/04 ............      726,921
        1,500     6.75%, 11/26/04 ...........    2,329,646
          500     7.50%, 12/07/06 ...........      821,766
          500     5.75%, 12/07/09 ...........      776,250
          600     8.00%, 12/07/15 ...........    1,185,586
        3,000     8.00%, 6/07/21 ............    6,402,378
        2,700     6.00%, 12/07/28 ...........    4,959,388
                Republic of Finland,
        1,000     8.00%, 4/07/03 ............    1,546,371
        1,250     10.125%, 6/22/08 ..........    2,274,338
                                               -----------
                Total United Kingdom
                  government bonds
                  (cost US$27,503,898) ......   25,269,333
                                               -----------

July 31, 2000                                  The First Commonwealth Fund, Inc.
================================================================================

----------------------------------------------------------
Principal Amount
Local Currency (a)                                Value
     (000)              Description               (US$)
----------------------------------------------------------
                Utilities--2.9%
                British Gas PLC,
(pounds)1,400     8.875%, 7/08/08 ........... $  2,329,616
                Thames Water Utilities
                  Finance PLC,
        1,000     10.50%, 11/21/01 ..........    1,558,927
                                              ------------
                Total United Kingdom
                  utility bonds
                  (cost US$4,037,546) .......    3,888,543
                                              ------------
                Corporate Banks--4.0%
                Abbey National Treasury
                  Services PLC,
        1,250     8.00%, 4/02/03 ............    1,924,555
                Barclays Bank PLC,
        1,000     9.875%, 5/29/49 ...........    1,720,066
                Lloyds Bank PLC,
          500     7.375%, 3/11/04 ...........      758,760
                Prudential Finance B.V.,
          500     9.375%, 6/04/07 ...........      848,598
                                              ------------
                Total United Kingdom
                  corporate bank bonds
                  (cost US$5,034,154) .......    5,251,979
                                              ------------
                Corporate Non-Banks--1.5%
                Capital Shopping Centers,
        1,500     6.875%, 3/05/13 ...........    1,985,917
                                              ------------
                Total United Kingdom
                  corporate non-bank bonds
                  (cost US$2,143,098) .......    1,985,917
                                              ------------
                Total United Kingdom
                  long-term investments
                  (cost US$38,718,696) ......   36,395,772
                                              ------------
                UNITED STATES--2.7%
                Yankee Obligations--2.7%
                Government Bonds--0.3%
                Kingdom of Thailand,
 US$      500     7.07%, 9/30/13 ............      425,810
                                              ------------
                Total US$ denominated
                  government bonds
                  (cost US$450,115) .........      425,810
                                              ------------
                Corporate Banks--0.7%
                Bangkok Bank,
          250     8.75%, 3/15/07 ............      205,626
                Cho Hung Bank,
          300     6.875%, 10/22/01 (b) ......      255,570
          250     11.875%, 4/01/10 ..........      245,375
                Hanvit Bank,
          250     12.75%, 3/01/10 ...........      252,841
                                              ------------
                Total US$ denominated
                  corporate bank bonds
                  (cost US$1,009,014) .......      959,412
                                              ------------
                Corporate Non-Banks--1.7%
                Petroleum Nasional Berhad,
        1,000     7.125%, 10/18/06 ..........      950,000
                Reliance Industries Ltd.,
        1,000     10.25%, 1/15/97 ...........      820,724
                Total Access Communication
                  Public Company Limited,
          500     8.375%, 11/04/06 (d) ......      428,580
                                              ------------
                Total US$ denominated
                  corporate non-bank bonds
                  (cost US$2,196,155) .......    2,199,304
                                              ------------
                Total US$ denominated
                  long-term investments
                  (cost US$3,655,284) .......    3,584,526
                                              ------------
                Total long-term investments
                  (cost US$130,460,896) .....  117,595,314
                                              ------------
                SHORT-TERM INVESTMENTS--13.1%
                Australia--0.6%
                Banque Nationale de Paris
                  Fixed Deposit,
 A$     1,295     5.35%, 8/01/00
                  (cost US$748,284) .........      748,284
                                              ------------

July 31, 2000                                  The First Commonwealth Fund, Inc.
================================================================================

----------------------------------------------------------
Principal Amount
Local Currency (a)                                Value
     (000)              Description               (US$)
----------------------------------------------------------
                Canada--5.7%
                State Street Bank and Trust
                  Company Time Deposit,
 C$     5,610     5.50%, 8/01/00 ............ $  3,782,420
        5,616     5.55%, 8/08/00 ............    3,786,465
                                              ------------
                Total Canadian Short Term
                  Investments
                  (cost US$7,615,353) .......    7,568,885
                                              ------------
                New Zealand--0.8%
                State Street Bank and
                  Trust Company
                  Time Deposit,
 NZ$    2,312     6.00%, 8/07/00
                  (cost US$1,057,025) .......    1,046,852
                                              ------------
                Singapore--0.1%
                Singapore Treasury Bills,
 SG$      200     0.00%, 8/03/00
                  (cost US$116,496) .........      115,537
                                              ------------
                United Kingdom--3.7%
                State Street Bank and
                  Trust Company
                  Fixed Deposit,
(pounds)3,237     5.625%, 8/02/00
                  (cost US$4,908,265) .......    4,838,989
                                              ------------
                United States--2.2%
 US$    2,880   Repurchase Agreement,
                  State Street Bank and
                  Trust Company, 6.46%
                  dated 7/31/00, due
                  8/01/00 in the amount of
                  $2,880,517 (collateralized
                  by $2,245,000 U.S.
                  Treasury Notes,
                  8.50% due 2/15/20;
                  value $3,026,383) .........    2,880,000
                State Street Bank and
                  Trust Company
                  Fixed Deposit,
           23   4.50%, 9/05/00 ..............       23,000
                                              ------------
                Total United States Short
                  Term Investments
                  (cost US$2,903,000) .......    2,903,000
                                              ------------
                Total short-term investments
                  (cost US$17,348,423) ......   17,221,547
                                              ------------
                Total Investments--102.3%
                  (cost US$147,809,319) .....  134,816,861
                Unrealized appreciation
                  on forward foreign
                  currency exchange
                  contracts--0.0% (e) .......        5,285
                Other liabilities in excess
                  of assets--(2.3%) .........   (3,014,010)
                                              ------------
                Total Net Assets--100.0%      $131,808,136
                                              ============

(a)   A$--Australian dollar    MYR--Malaysian Ringgit  THB--Thai Baht
      C$--Canadian dollar      PHP--Philippine peso    (pounds)--British pound
      NZ$--New Zealand dollar  SGD--Singapore dollar   US$--United States dollar
(b) Coupon changes periodically upon a predetermined schedule. Stated interest rate in effect at July 31, 2000.
(c) Securities pledged as collateral for the forward currency exchange contracts.
(d) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2000, this security amounted to $428,580 or 0.3% of net assets.

Portfolio of Investments (concluded)
July 31, 2000                                  The First Commonwealth Fund, Inc.
================================================================================

(e) Forward foreign currency exchange contracts entered into as of July 31, 2000 were as follows:

-----------------------------------------------------------------------------------------------------------------
Purchases                                                                                          Net Unrealized
                                                                                                    Appreciation
Contracts to Receive        In exchange For           Settlement Date              Value           (Depreciation)
-----------------------------------------------------------------------------------------------------------------
THB       3,912,000          US$    94,072               08/02/00            US$    94,790              $    718
THB       3,721,500          US$    90,000               08/02/00            US$    90,175                   175
THB       2,396,100          US$    60,000               08/10/00            US$    58,158                (1,842)
KRW   2,569,100,000          US$ 2,300,000               09/05/00            US$ 2,299,382                  (618)
PHP       7,739,757          US$   177,893               09/05/00            US$   171,953                (5,940)
PHP         987,263          US$    22,801               09/05/00            US$    21,934                  (867)
THB       7,499,300          US$   190,000               09/11/00            US$   182,154                (7,846)
THB       7,509,750          US$   190,000               09/11/00            US$   182,408                (7,592)
                                                                                                        --------
                                                                                                        $(23,812)
                                                                                                        --------


-----------------------------------------------------------------------------------------------------------------
Sales                                                                                              Net Unrealized
                                                                                                    Appreciation
Contracts to Receive        In exchange For           Settlement Date              Value           (Depreciation)
-----------------------------------------------------------------------------------------------------------------
THB       3,925,000          US$   100,332               08/02/00            US$    95,105              $  5,227
THB       3,912,000          US$    94,084               08/07/00            US$    94,952                  (868)
PHP       7,739,757          US$   179,961               09/05/00            US$   171,953                 8,008
THB       7,485,050          US$   190,000               09/11/00            US$   181,808                 8,192
THB       7,470,800          US$   190,000               09/11/00            US$   181,462                 8,538
                                                                                                        --------
                                                                                                        $ 29,097
                                                                                                        --------
Total                                                                                                   $  5,285
                                                                                                        ========

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Directors                            Officers
================================================================================

Brian M. Sherman, Chairman           Laurence S. Freedman, President
David Lindsay Elsum                  Brian M. Sherman, Vice President
Laurence S. Freedman                 David Manor, Treasurer
Michael Gleeson-White                Roy M. Randall, Secretary
Michael R. Horsburgh                 Ouma Sananikone,
David Manor                             Assistant Vice President and
Neville J. Miles                        Chief Investment Officer
William J. Potter                    Barry G. Sechos, Assistant Treasurer
Peter D. Sacks                       Allan S. Mostoff, Assistant Secretary
Anton E. Schrafl                     Margaret A. Bancroft, Assistant Secretary
E. Duff Scott                        Sander M. Bieber, Assistant Secretary
John T. Sheehy
Warren C. Smith

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

[RECYCLE LOGO] Printed on post-consumer recycled paper

INVESTMENT MANAGER

EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands

INVESTMENT ADVISER

EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia

CONSULTANT

CIBC World Markets, Inc.
BCE Place, Canada Trust Tower
P.O. Box 500
Toronto, Ontario, M5J 2S8
Canada

ADMINISTRATOR

Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171

AUCTION AGENT

Bankers Trust Company
Four Albany Street
New York, New York 10006

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, DC 20006

Stikeman Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

INVESTOR RELATIONS

EquitiLink USA, Inc.
45 Broadway, 31st Fl
New York, NY 10006
1-800-522-5465 or 1-212-968-8800
InvestorRelations@equitilinkny.com

The common shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol "FCO." Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.